UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

TELULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23212	36-3885440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive, Suite 4300, Chicago, Illinois	60606-6622
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 379-8397

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Compensatory Arrangements of Certain Officers

On July 29, 2008, Telular Corporation entered into a retention and severance agreement with George S. Brody (“the Executive”). The agreement went into effect on July 29, 2008. Under the agreement, the Company will provide a lump sum severance payment equal to six (6) calendar months of his standard salary to the Executive if the Company terminates the Executive for reasons other than “cause” within 12 months of a change of control. The Executive’s current salary is $225,000. Under the agreement, therefore, the Executive would receive $112,500 if he were terminated without cause on July 29, 2008.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Retention and Severance Agreement between Telular Corporation and George S. Brody dated July 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2008

TELULAR CORPORATION

/s/ Jonathan Charak
Jonathan Charak
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Retention and Severance Agreement between Telular Corporation and George S. Brody dated July 29, 2008.